Exhibit 10.3

     AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT ("Mortgage") made as of December18, 2002, by RENSSELAER COUNTY INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation duly organized and existing under the laws of the State of New York having an address at 1600 Seventh Avenue, Troy, New York 12180 (the "Agency") and MAPINFO REALTY, LLC, a New York limited liability company, having an address c/o Mapinfo Corporation, One Global View, RPI Tech Park, Troy, New York 12180 (the "Mortgagor"), in favor of CHARTER ONE BANK, N.A., a national association having an address at 1215 Superior Avenue, Cleveland, Ohio 44114 (the "Mortgagee"):

     WITNESSETH:

WHEREAS, pursuant to a certain underlying lease from Mortgagor to Agency dated as of September 1, 2001 (the "Underlying Lease") the Agency has a leasehold interest in that certain real property known as Lot 21 B Global View, Town of North Greenbush, Rensselaer County, New York, on which there exists an approximately150,000 square foot office building (the "Premises"), which parcel is being leased to Mortgagor pursuant to that certain Lease Agreement between Agency and Mortgagor dated as of September 1, 2001 (the "Lease Agreement"), all of which property is more particularly described in Schedule A attached hereto .

WHEREAS, pursuant to the Loan Commitment (as hereinafter defined) Mortgagee has agreed to advance a sum of $15,075,000 (the "Loan Amount") to Mortgagor and, accordingly, Mortgagor has executed that certain Amended and Restated Promissory Note, dated the date hereof, in the original principal amount of $15,075,000 (as the same may be supplemented, amended or modified from time to time, the "Note"), which Note evidences a loan to Mortgagor in the original principal amount of $15,075,000 (the "Loan");

WHEREAS, Agency and Mortgagor are required to execute and deliver this Mortgage as a covenant and condition to obtaining the Loan.

NOW, THEREFORE, in order to secure the payment of the indebtedness in the principal sum of $15,075,000, together with all interest thereon, and all other sums, advances, expenses and charges that may or shall become due hereunder or under the Note or any of the other agreements between the Mortgagor and the Mortgagee relating to the Loan, Agency and Mortgagor do hereby grant, assign, convey, mortgage and pledge to Mortgagee, its successors and assigns, the Premises and all of Agency's and Mortgagor's estate, right, title and interest in the Premises;

TOGETHER with all right, title and interest of Agency and Mortgagor, including any after-acquired title or reversion, in and to the ways, easements, permits, streets, alleys, passages, water, water courses, riparian rights, oil, gas and other mineral rights, gaps, gores, rights, hereditaments, liberties and privileges thereof, if any, and in any way appertaining to the Premises;

TOGETHER with all leases, rents, royalties, issues, proceeds and profits accruing and to accrue from Agency's and Mortgagor's interest in the Premises as more particularly described in that certain Amended and Restated Assignment of Leases and Rents dated of even date herewith (the "Assignment of Rents") from Agency and Mortgagor in favor of Mortgagee;

TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed on the Premises including, without limitation, all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Property (as hereinafter defined) immediately upon the delivery thereof to the Premises, and all fixtures and articles of personal property now or hereafter owned by Agency and Mortgagor and attached to or contained in and used in connection with the Premises, including, without limitation, all furniture, apparatus, machinery, equipment, motors, elevators, fittings, radiators, furnaces, stoves, microwave ovens, awnings, shades, screens, blinds, office equipment, trash and garbage removal equipment, carpeting and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning, conveyor, security, sprinkler and other equipment, and all fixtures and appurtenances thereof; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to such improvements in any manner; it being intended that all the above-described property owned by Agency and Mortgagor and placed by Agency and Mortgagor on the Premises shall, so far as permitted by law, be deemed to be fixtures and a part of the realty, and security for the indebtedness of Mortgagor to Mortgagee hereinafter described and secured by this Mortgage, and as to the balance of the above-described property, this Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest in such property, securing such indebtedness, for the benefit of Mortgagee; all of the property described in this paragraph is hereinafter sometimes collectively called the "Improvements";

TOGETHER with any and all warranty claims, maintenance contracts and other contract rights, instruments, documents, chattel papers and general intangibles with respect to or arising from the Premises, the Improvements and the balance of the Mortgaged Property, and all cash and non-cash proceeds and products thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including without limitation the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Mortgaged Property; and

TOGETHER with all awards and other compensation heretofore or hereafter to be made to the present and all subsequent owners of the Mortgaged Property for any taking by eminent domain, either permanent or temporary (a "Taking"), of all or any part of the Mortgaged Property or any easement or other appurtenance thereof, including severance and consequential damage and change in grade of streets (collectively, "Taking Proceeds"), and any and all refunds of impositions or other charges relating to the Mortgaged Property or the indebtedness secured by this Mortgage.

TOGETHER with all right, title and interest of the Mortgagor in, to and under the Ground Lease dated January 31, 2001 by and between Rensselaer Polytechnic Institute and MapInfo Corporation, a memorandum of which was recorded in the Rensselaer County Clerk's Office on August 17, 2001 in Liber 274 at page 1576 ("Ground Lease").

The property described above is hereafter called the "Premises" to the extent that such property is realty, and the "Collateral" to the extent that such property is personalty. The Premises and the Collateral are hereafter collectively called the "Mortgaged Property." The Mortgaged Property shall not be deemed to include the following (in which no security interest is granted): furniture, removable trade fixtures and equipment of occupants of the Premises (other than the Mortgagor) and any and all art work which may be on the Premises. Notwithstanding, any fixtures, equipment or furniture of an occupant which become affixed to and become part of the Premises shall be included in the Mortgaged Property.

TO HAVE AND TO HOLD, all and singular, the Mortgaged Property, whether now owned or held or hereafter acquired by Agency and Mortgagor, with the appurtenances thereunto belonging, unto Mortgagee, its successors and assigns, forever. Agency and Mortgagor do hereby warrant to Mortgagee, its successors and assigns, that Agency and Mortgagor have good and indefeasible estate leasehold/subleasehold interests in and are the sole owner of the Collateral, and have good right to mortgage, assign and grant a security interest in the Mortgaged Property in manner and form as above written; that title to the Mortgaged Property is free and clear of all defects, liens and encumbrances except for real estate taxes and assessments and rights of way of record (the "Permitted Exceptions") and that Agency and Mortgagor will warrant and defend the Premises, with the appurtenances there unto belonging, and the Collateral to Mortgagee, its successors and assigns, forever, against all liens, security interests, encumbrances, defects, claims and demands whatsoever.

Mortgagor has executed and delivered this Mortgage to secure the following:

(a)     Payment of principal, interest and all other charges under the Note, as the same may be amended, extended, supplemented, modified and/or renewed, and all replacements and substitutions therefor, together with interest thereon at a rate or rates which may vary from time to time as specified in the Note, with principal and interest payable in accordance with the terms of the Note, and all accrued but unpaid interest and the entire unpaid principal amount being due and payable, in accordance with the terms of the Note;

(b)     Payment of any and all amounts or charges required to be paid by Mortgagor pursuant to this Mortgage or any of the other Loan Documents (as hereinafter defined);

(c)     Payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to this Mortgage or any of the other Loan Documents;

(d)     Payment of any and all amounts advanced by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums or costs incurred in the protection of the Mortgaged Property; and

(e)     Performance and observance of each covenant and agreement of Agency and Mortgagor contained herein or in any of the other Loan Documents;

(f)     Payment by Mortgagor to Mortgagee of any and all other liabilities and indebtedness of Mortgagor to Mortgagee, direct or contingent, now or hereafter owing by Mortgagor to Mortgagee, other than as provided in subparagraphs (a) through (e) above.

PROVIDED, HOWEVER, that if Mortgagor shall pay or cause to be paid to Mortgagee the principal, interest and all other charges under the Note on or before the date on which the outstanding principal balance of the Note is due and payable in full in accordance with the terms of the Note, and in the manner stipulated therein and herein, all without deduction or credit for taxes or other charges paid by Mortgagor, and if Agency and Mortgagor shall have kept, performed and observed all of the covenants and conditions contained in this Mortgage and all of the other Loan Documents, then this Mortgage shall cease, determine and be void, but otherwise shall remain in full force and effect.

Mortgagor further covenants and agrees as follows:

1.     Payment of Indebtedness. Mortgagor shall pay promptly the indebtedness evidenced by the Note at the time and in the manner provided herein and in the Note, and all other sums and charges payable when due by Mortgagor and pursuant to the Note, this Mortgage and any of the other Loan Documents.

2.     Tax and Insurance Escrows.

(a)     Subject to the terms and conditions of subsection 2(d) below, Mortgagor shall pay to Mortgagee, in addition to the monthly payments under the Note and concurrently therewith in a single payment monthly until the Note is fully paid, a sum equal to annual real estate taxes, general and special assessments and premiums for insurance required hereunder (all as estimated by Mortgagee) less all sums previously paid therefor, divided by the number of full calendar months to elapse before the date which is one (1) month prior to the date when such taxes and assessments and insurance premiums will become due. Such sums shall be held by Mortgagee for payment of such taxes and assessments and insurance premiums as and when due. Mortgagee shall have the right to commingle and hold such sums with its general funds, and no interest shall accrue thereon in favor of Mortgagor.

(b)     Mortgagee shall have the right to make any and all payments notwithstanding that at that time any such tax, assessment or premium is then being protested or contested by Mortgagor, unless Mortgagor shall have notified Mortgagee in writing not less than thirty (30) days prior to the due date of such protest or contest of such tax, assessment or premium, in which event, Mortgagee shall make such payment under protest in the manner prescribed by law or shall withhold such payment, but only if (a) such contest precludes enforcement of collection and the foreclosure or sale of the Mortgaged Property in satisfaction of such tax, assessment, or premium; (b) Mortgagor shall first pay to Mortgagee such amount as Mortgagee may request as security for the payment of the amount withheld; and (c) the withholding of such payment shall not result in any criminal or civil penalty being imposed against Mortgagor, Mortgagee or any of the Mortgaged Property. In the event such protest or contest shall or might result in a penalty or other charges, Mortgagor shall likewise deposit with Mortgagee monthly pro-rata the amount of any such penalty or additional charge. If, upon receipt by Mortgagee of any refunds of impositions or other charges relating to the Mortgaged Property or the indebtedness secured hereby, Mortgagor is not in default hereunder, then Mortgagee shall promptly pay such refund to Mortgagor; if Mortgagor is in default hereunder beyond any applicable grace period, Mortgagee shall have the right to apply such refund to reduce the indebtedness secured hereby.

(c)     Without limiting the rights of Mortgagee hereunder, including, without limitation, those provided in Paragraph 14 hereof, in the event of a sale of the Premises or any other part of the Mortgaged Property, any funds then on deposit with the Mortgagee shall, at Mortgagee's option, and thereupon automatically and without the necessity of further notice or written assignment, be transferred to and held thereafter for the account of the new owner, to be applied in accordance with the foregoing. If the Premises or any other part of the Mortgaged Property is purchased by Mortgagee at foreclosure sale or is otherwise acquired by Mortgagee after an Event of Default, the remaining balance, if any, of the funds deposited with Mortgagee pursuant to subsection 2(a) above shall continue to be applied, subject to the security interest hereunder, first to Mortgagee's unreimbursed costs and expenses in such purchase or acquisition, then to reduce the indebtedness secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor, subject to the order of the court having jurisdiction in any such proceeding.

(d)     Mortgagee hereby waives the requirement for deposit by Mortgagor of the sums described in subsection 2(a) above, for so long as (i) there is no default beyond all applicable cure periods in the obligations of Mortgagor or any other person under this Mortgage or any of the Loan Documents, and no event which, with the giving of notice, passage of time or both, would constitute such a default, and (ii) Mortgagor delivers to Mortgagee, no later than five (5) days prior to the last day for payment of such sums without penalty or interest, evidence satisfactory to Mortgagee in Mortgagee's sole and absolute discretion, that all sums described in subsection 2(a) above have been paid in full or otherwise within five (5) business days of written request from Mortgagee evidences of timely payment. Upon failure of either of the foregoing conditions, the waiver set forth in this subsection 2(d) shall immediately and automatically become null and void, without notice from Mortgagee to Mortgagor.

3.     Protection Against Charges. Except for the Permitted Exceptions, Agency and Mortgagor shall keep the Mortgaged Property free from liens of every kind, except only for real estate taxes and general and special assessments which are not yet due and payable, and special taxes, if any, as provided in Paragraph 7 hereof, and shall pay, before delinquency and before any penalty for non-payment attaches thereto, all taxes, assessments, and other governmental or municipal or public dues, charges, fines or impositions which are or hereafter may be levied against the Mortgaged Property or any part thereof. Mortgagor shall promptly deliver to Mortgagee receipted bills evidencing each such payment, together with any other evidence of payment required by Mortgagee in its sole and absolute discretion, no later than five (5) days prior to the last day upon which such payment can be made without penalty or interest. Mortgagor shall also pay, in full, under protest or otherwise in the manner provided by law, any tax, assessment, charge, fine or imposition described above which Mortgagor contests in accordance with the provisions of law and this Mortgage.

4.     Insurance and Casualty Damage.

(a)     Mortgagor shall keep, or cause to be kept, all of the following insurance policies with respect to the Mortgaged Property in companies, forms, amounts and coverage satisfactory to Mortgagee, containing waiver of subrogation and standard New York mortgagee endorsements in favor of Mortgagee and providing for thirty (30) days' written notice to Mortgagee in advance of cancellation of said policies for non-payment of premiums or any other reason or for material modification of said policies, and ten (10) days' written notice to Mortgagee in advance of payment of any insurance claims under said policies to any person:

(i)     Insurance against loss or damage by fire and such other hazards, casualties and contingencies (including, without limitation, so-called all risk coverages) as Mortgagee reasonably may require, in an amount equal to the full replacement cost of the Mortgaged Property (exclusive of excavation, footings and foundations), with a replacement cost endorsement and in such amounts so as to avoid the operation of any coinsurance clause, for such periods and otherwise as Mortgagee reasonably may require from time to time. Prior to completion of the Improvements, casualty or hazard insurance shall be in the form of a "builder's risk completed value non-reporting form" insurance policy;

(ii)     Comprehensive general public liability, property damage and indemnity insurance, including, without limitation, so-called assumed and contractual liability coverage and claims for bodily injury, death or property damage, naming Mortgagee as an additional insured, in such amounts as Mortgagee reasonably may from time to time require;

(iii)     Following completion of any Improvements, insurance against business interruption rent loss or abatement of rent, covering payment of rent and like charges from the Mortgaged Property over a term of not less than twelve (12) months, in an amount at least equal to the aggregate annual amount payable from time to time under the Note;

(iv)     Workers' Compensation insurance, naming Mortgagee as an additional insured, in the amount required by law.

Mortgagor shall deliver renewal certificates of all insurance required above, together with written evidence of full payment of the annual premiums therefor at least thirty (30) days prior to the expiration of the existing insurance. Any such insurance may be provided under so-called "blanket" policies, so long as the amounts and coverages thereunder will, in Mortgagee's sole judgment, provide protection equivalent to that provided under a single policy meeting the requirements hereinabove. All policies of insurance shall be issued by a financially sound and generally recognized insurer lawfully doing business in New York and acceptable to Mortgagee having an A.M. Best Company rating of A-VIII or better. If at any time, Mortgagee is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Mortgagee shall have the right with reasonable notice to Mortgagor to take such action as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including without limitation, the obtaining of such insurance coverage as Mortgagee in Mortgagee's sole discretion deems appropriate, and all expenses incurred by Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Mortgagor to Mortgagee upon demand.

(b)     Notice. In case of any material damage or destruction of the Mortgaged Property, or any part thereof, or any interest therein or right accruing thereto, Mortgagor shall promptly give to Mortgagee written notice generally describing the nature and extent of such damage or destruction which has resulted or which may result therefrom. Mortgagee may appear in any such proceedings and negotiations and Agency and Mortgagor shall promptly deliver to Mortgagee copies of all notices and pleadings in any such proceedings. Agency and Mortgagor will in good faith, file and prosecute all claims necessary for any award or payment resulting from such damage or destruction. All costs and expenses incurred by Mortgagee in exercising its rights under this section shall constitute indebtedness secured by this Mortgage.

(c)     Application of Insurance Proceeds. Upon occurrence of any loss or damage to all or any portion of the Mortgaged Property resulting from fire, vandalism, malicious mischief or any other casualty or physical harm (a "Casualty"), Mortgagee may elect subject to the provisions set forth below to collect, retain and apply as a Loan prepayment all proceeds (the "Proceeds") of any insurance policies collected or claimed as a result of such Casualty after deduction of all expenses of collection and settlement, including attorney's and adjusters' fees and charges. Agency and Mortgagor hereby authorize Mortgagee, at Mortgagee's option, to collect, adjust and compromise any losses under any insurance with respect to the Mortgaged Property which is kept, or caused to be kept, by Agency and Mortgagor, and hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, for such purposes. Any Proceeds remaining after payment in full of the Loan and all other sums due Mortgagee hereunder shall be paid by Mortgagee to Mortgagor without any allowance for interest thereon. All Proceeds applied in reduction of the indebtedness secured by this Mortgage shall be without imposition of any prepayment premium. The foregoing notwithstanding, Mortgagor shall be entitled to settle and collect all Proceeds from any casualty of $250,000 or less provided that (i) there is no Event of Default under the Mortgage or the Loan Documents, (ii) Mortgagor uses such Proceeds for restoration in accordance with the Mortgagee's customary construction loan practices and requirements.

In the event such Proceeds as applied above, would not fully discharge the Loan, then Mortgagor shall deposit with Mortgagee cash, letters of credit, surety bonds or equivalent assurances of the availability of funds with which to pay for the restoration or rebuilding of the Mortgaged Property. Such letters of credit, surety bonds or equivalent assurances shall in all respects be in form, substance, execution and sufficiency acceptable to Mortgagee. Mortgagor shall promptly proceed with restoration of the Mortgaged Property resulting from any such Casualty.

If the Mortgagee shall receive and retain insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by Mortgagee and actually applied by Mortgagee in reduction of the Loan. The provisions of subsection 4 of section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Mortgage.

Notwithstanding anything in the foregoing to the contrary, if there is no Event of Default and provided that Mortgagor provides evidence satisfactory to Mortgagee showing that Mortgagor and the Mortgaged Property will be financially viable following repair or replacement, the Mortgagor may repair or replace the Mortgaged Property with the replacement or repair to be conducted, and the proceeds of the insurance to be disbursed, in accordance with the Mortgagee's customary construction loan practices and requirements.

5.     Maintenance of Improvements.

(a)     None of the Improvements shall be structurally or otherwise materially altered, removed or demolished, nor shall any fixtures or any portion of the Collateral on, in or about the Premises be severed, removed, sold, mortgaged or otherwise encumbered, without the prior written consent of Mortgagee in each case; except, however, that Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage such Collateral as from time to time may become worn out or obsolete, provided that simultaneously with or prior to such removal, such Collateral shall be replaced with other new Collateral of like kind and quality, and by such removal, Mortgagor shall be deemed to have subjected the replacement Collateral to the lien of this Mortgage. Any Improvements or any of the Collateral which are demolished or destroyed in whole or in part shall be replaced promptly by similar Improvements and articles of personal property of comparable quality, condition and value as those demolished or destroyed, thereupon becoming part of the Mortgaged Property free from any other lien or security interest or encumbrance on or reservation of title to such property. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof and shall keep and maintain (or cause to be kept and maintained) the same in good repair and condition. Mortgagor shall make (or cause to be made) all necessary and proper repairs and replacements so that all components of the Mortgaged Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were erected or installed, other than for matters of health and safety prior to the demolition thereof.

(b)     Mortgagor hereby grants to Mortgagee and its agents the right in their reasonable discretion, and subject to the rights of occupants of the Improvements and their security and confidentiality procedures but Mortgagee shall have no obligation, to enter upon the Premises at any time for the purpose of inspecting and appraising the Mortgaged Property and conducting tests and surveys thereof. In the event that Mortgagor shall fail fully to comply with any of the requirements of this Paragraph 5 after prior written notice by Mortgagee to Mortgagor, without prejudice to any other right or remedy that may be available to Mortgagee in such event, Mortgagee shall have the right to recover, as damages for such failure, an amount equivalent to the cost required to restore the Mortgaged Property to the condition hereby required.

(c)     Mortgagor hereby covenants and agrees to comply with, and to cause all occupants of all or any portion of the Mortgaged Property to comply with, all applicable zoning, building, use and environmental restrictions and all laws, rules, statutes, ordinances, regulations, orders and requirements, including, without limitation, environmental matters and notices of violation of all governmental authorities having jurisdiction over the Mortgaged Property or the maintenance, use and operation thereof, and all applicable restrictions, agreements and requirements, whether or not of record (collectively, "Laws"). Mortgagor will deliver to Mortgagee within ten (10) days after receipt thereof any additional permits or renewals, issued and approved or disapproved with respect to the Mortgaged Property. Mortgagor hereby indemnifies Mortgagee and its officers, directors, shareholders, employees, agents and partners and their respective heirs, successors and assigns (collectively, "Indemnified Parties") and agrees to defend and hold the Indemnified Parties harmless from and against any and all claims, demands, loss, cost, damage, liability or expense incurred or suffered by the Indemnified Parties arising from any failure of the Mortgaged Property to comply with Laws, or from any failure of Mortgagor to obtain, maintain or renew, or to have obtained, maintained or renewed, any permit or approval required with respect to the Mortgaged Property. The foregoing indemnification and agreement shall survive the release of this Mortgage and the payment or other satisfaction of the indebtedness secured hereby.

Upon any default by the Mortgagor in satisfying its obligations under this paragraph 5 after thirty (30) days notice from Mortgagee, Mortgagee at its option may put the Mortgaged Property into reasonable condition and repair, and all sums paid by Mortgagee for such purpose purposes shall, together with interest thereon, be added to the amount secured hereunder and be payable on demand. Mortgagor will not, without obtaining the prior written consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses that may be made of the Mortgaged Property or any part thereof.

6.     Hazardous Materials and Wetlands.

(a)     Without limiting the generality of any provision herein or in any of the Loan Documents, Mortgagor hereby represents and warrants to Mortgagee that except as disclosed in the Environmental Report of HRP dated November, 2001, neither Mortgagor nor, to the best knowledge and belief of Mortgagor, any previous owner or user of the Premises, has used, generated, stored or disposed of in violation of Environmental Law (as defined below) in, on, under, around or above the Premises, any Regulated Material (defined herein as flammable explosives, radioactive materials, solid waste, hazardous substances, hazardous waste, hazardous materials, asbestos containing materials, petroleum or any fraction thereof, pollutants, irritants, contaminants, toxic substances, or any other materials respectively defined as such in, or regulated by, any applicable Environmental Law), that, to the best knowledge and belief of Mortgagor, or any of them, the Premises is not currently in violation of any Environmental Law (defined herein as any federal, state or local law, regulation or ordinance, as each may be validly interpreted and applied by the appropriate governmental entity, governing any Regulated Material for the protection of human health, safety or the environment, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 and the Emergency Planning and Community Right-to-Know Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act and the Oil Pollution Act of 1990). Mortgagor shall keep and maintain, and shall cause all tenants and any other persons present on or occupying the Premises ("Tenants"), employees, agents, contractors and subcontractors of Mortgagor and Tenants, to keep and maintain the Premises, including, without limitation, the soil and ground water thereof, in compliance with, and not cause or knowingly permit the Premises, including the soil and ground water thereof, to be in violation of any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions thereon (including but not limited to any Environmental Law). Neither Mortgagor nor Tenants nor any employees, agents, contractors and subcontractors of Mortgagor or Tenants or any other persons occupying or present on the Premises shall (i) use, generate, manufacture, store or dispose of in violation of Environmental Law on, under or about the Premises or transport to or from the Premises any Regulated Material, except as such may be required to be used, stored, or transported in connection with the permitted uses of the Premises and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; or (ii) perform, cause to be performed or permit any fill activities or other acts which would in any way destroy, eliminate, alter, obstruct, interfere with, or otherwise affect any Wetlands, as defined in 33 C.F.R. Section 328.3 and in any comparable state and local law, statute, ordinances, rule or regulation ("Wetlands"), in violation of any federal, state or local laws, statutes, ordinances, rules or regulations pertaining to such Wetlands ("Wetlands Law").

(b)     Mortgagor further represents and warrants to Mortgagee that to the best of its knowledge:

(1)     Underground storage tanks are not and, have not been located on the Premises.

(2)     All Environmental Permits applicable to the Premises have been obtained and are in full force and effect.

(3)     No event has occurred with respect to the Premises which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law or non-compliance with any Environmental Permit.

(4)      There are no agreements, consent orders, decrees, judgments, license or permit conditions or other orders or directives of any federal, state or local court, governmental agency or authority relating to the past, present or future ownership, use, operation, sale, transfer or conveyance of the Premises which require any change in the present condition of the Premises or any work, repairs, construction, containment, clean up, investigations, studies, removal or other remedial action or capital expenditures with respect to the Premises.

(5)     There are no actions, suits, claims or proceedings, pending or threatened, which could cause the incurrence of expenses or costs of any name or description or which seek money damages, injunctive relief, remedial action or any other remedy that arise out of, relate to or result from (i) a violation or alleged violation of any applicable Environmental Law or non-compliance or alleged non-compliance with any Environmental Permit, (ii) the presence of any Hazardous Substance or a Release or the threat of a Release of any Hazardous Substance on, at or from the Premises or any property adjacent to or within the immediate vicinity of the Premises or (iii) human exposure to any Hazardous Substance, noises, vibrations or nuisances of whatever kind to the extent the same arise from the condition of the Premises or the ownership, use, operation, sale, transfer or conveyance thereof.

(c)     Mortgagor shall immediately advise Mortgagee in writing of: (i) any notices (whether such notices are received from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Mortgagor of any applicable federal, state or local laws, ordinances, or regulations relating to any Environmental Law or any Wetlands Law; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law or Wetlands Law; (iii) all claims made or threatened by any third party against Mortgagor or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Environmental Law or Wetlands Law (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "Environmental or Wetlands Claims"); and (iv) discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be classified as in violation of any Environmental Law or Wetlands Law or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law or Wetlands Law.

(d)     Mortgagee shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental or Wetlands Claims, and to have its reasonable attorneys' and consultants' fees in connection therewith paid by Mortgagor upon demand.

(e)     Mortgagor shall be solely responsible for, and each hereby jointly and severally indemnifies and agrees to defend and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns and any other person or entity claiming by, through, or under Mortgagee, from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or during the term of the loan secured by this Mortgage) of Regulated Materials on, under or about the Premises (whether by Mortgagor or a predecessor in title or any Tenants, employees, agents, contractors or subcontractors of Mortgagor or any predecessor in title or any third persons at any time occupying or present on the Premises), including, without limitation: (i) all foreseeable consequential damages; (ii) the cost of any required or necessary repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (iii) damage to any Wetlands or natural resources; and (iv) all reasonable costs and expenses incurred by Mortgagee in connection with clauses (i), (ii), and (iii), including but not limited to reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this paragraph shall be deemed to create or give any rights to any person other than Mortgagee and its successors and assigns, it being intended that there shall be no third party beneficiary of such provisions, or preclude Mortgagor from seeking indemnification from, or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor entitled to the Premises.

(f)     Any costs or expenses reasonably incurred by Mortgagee for which Mortgagor is responsible or for which Mortgagor has indemnified Mortgagee shall be paid to Mortgagee on demand, and failing prompt reimbursement, shall earn interest at the default rate of interest set forth in the Loan Documents (the "Default Rate").

(g)     Mortgagor shall take any and all remedial action in response to the presence of any Regulated Materials or Wetlands on, under, or about the Premises, required pursuant to any settlement agreement, consent decree or other governmental proceeding; furthermore, Mortgagor shall take such additional steps as may be necessary to preserve the value of Mortgagee's security under the Loan Documents.

(h)     Upon Mortgagee's request, Mortgagor shall retain, at Mortgagor's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (referred to hereinafter as the "Consultant") acceptable to Mortgagee to conduct a baseline investigation of the Premises for the presence of Regulated Materials or Wetlands ("Environmental Audit"). The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Regulated Materials contamination or Wetlands; provided, however, such investigation shall be of a scope and intensity no greater than a baseline investigation conducted in accordance with the general standards of persons providing such services taking into consideration the known uses of the Premises and Premises in the vicinity of the Premises and any factors unique to the Premises. The Consultant shall concurrently deliver the results of its investigation in writing directly to Mortgagor and Mortgagee. Such results shall be kept confidential by both Mortgagor and Mortgagee unless legally compelled or required to disclose such results or disclosure is reasonably required in order to pursue rights or remedies provided herein or at law.

(i)     If Mortgagor fails to pay for or obtain an Environmental Audit as provided for herein, Mortgagee may, but shall not be obligated to, obtain the Environmental Audit, whereupon Mortgagor shall immediately reimburse Mortgagee all its costs and expenses in so doing, together with interest on such sums at the Default Rate.

(j)     Mortgagor covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant's investigation. Mortgagor covenants to comply, at its sole cost and expense, with all recommendations contained in the Environmental Audit reasonably required to bring the Premises into compliance with all Environmental Laws and Wetlands Laws, including any recommendation for additional testing and studies to detect the quantity and types of Regulated Materials or Wetlands present, if Mortgagee requires the implementation of the same.

7.     Changes in Tax Laws. If at any time any governmental authority, whether federal, state or municipal, or any agency or subdivision of any of them, shall require Internal Revenue or other documentary stamps on the Note, this Mortgage or any of the other Loan Documents, or upon the passage of any law of the State of New York deducting from the value of land for the purposes of real estate taxation the amount of any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes so as to impose, in any such event, a tax (other than an income tax) upon or otherwise to substantially and adversely affect the value of this Mortgage, then all indebtedness secured hereby shall become due and payable at the election of Mortgagee thirty (30) days after the mailing of notice of such election to Mortgagor; provided, however, this Mortgage, the Note and the other Loan Documents shall be and remain in effect if Mortgagor lawfully may pay, and does in fact pay, when payable, for such stamps and taxes, including interest and penalties thereon, to or for Mortgagee. Mortgagor further agrees to deliver to Mortgagee, at any time, upon demand, such evidence as may be required by any government agency having jurisdiction in order to determine whether the obligation secured hereby is subject to or exempt from any such tax.

8.     Indemnification for Costs. Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against all costs, liabilities and expenses, including but not limited to attorneys' fees and expenses to the fullest extent not then prohibited by applicable law, and costs of any Environmental Audit, title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body, including an action to foreclose or to collect any indebtedness or obligation secured hereby, or incurred in connection with any extra-judicial collection procedure, in and to which Mortgagee may be or become a party by reason hereof, including, without limitation, any Taking, bankruptcy, probate and administration proceedings, as well as any other proceeding wherein proof of claims required to be filed by law or in which it becomes necessary to defend or uphold the terms of and the lien created by this Mortgage.

9.     Taking.

(a)     In the event all or any part of the Mortgaged Property shall be damaged or taken as a result of a Taking, either temporarily or permanently, Agency and Mortgagor shall assign, transfer and set over unto Mortgagee the Taking Proceeds or any claim for damages for any of the Premises taken or damaged under the power of eminent domain, and agrees that in the event the whole or any part of the Premises is taken by eminent domain proceedings, then all sums awarded as damages for the Taking shall be applied in reduction of the indebtedness secured by this Mortgage, but without imposition of the prepayment premium to such application. Any and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses to the fullest extent not then prohibited by applicable law, incurred by Mortgagee by reason of any condemnation, threatened condemnation or proceedings thereunder shall be secured hereby and Mortgagor shall reimburse Mortgagee therefor immediately, or Mortgagee shall have the right, at its option, to deduct such costs and expenses from any Taking Proceeds paid to Mortgagee hereunder. In the event that the Premises is wholly condemned, Mortgagee shall receive from Mortgagor and Agency and/or from the Taking Proceeds, payment of the entire amount of the indebtedness secured by this Mortgage. Notwithstanding anything in the foregoing to the contrary, if there is no Event of Default, the Mortgagor may repair or replace the Mortgaged Property with the replacement or repair to be conducted, and the proceeds to be disbursed, in accordance with the Mortgagee's customary construction loan practices and requirements.

(b)     Subject to paragraph (a) of this Section, Agency and Mortgagor will immediately notify Mortgagee of the actual or threatened commencement of any Taking proceedings affecting all or any part of the Premises, including any easement therein or appurtenance thereof, including severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Agency and Mortgagor further covenant and agree to make, execute and deliver to Mortgagee, from time to time upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments or other instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning the Taking Proceeds and all other awards and compensation heretofore and hereafter to be made to Agency and Mortgagor, including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof, for any Taking, either permanent or temporary, under any such proceedings. In the event of a Taking, Mortgagee shall not be limited to the rate of interest paid on the award by the condemning authority but shall be entitled to receive out of the Taking Proceeds interest on the entire unpaid principal sum under the Note and the other Loan Documents at the applicable rate(s) provided therein. Agency and Mortgagor hereby assigns to Mortgagee so much of the balance of the Taking Proceeds payable by the condemning authority as is required to pay such interest.

(c)     Notwithstanding anything in the foregoing to the contrary, if there is no Event of Default and provided that Mortgagor provides evidence satisfactory to Mortgagee showing that Mortgagor and the Mortgaged Property will be financially viable following repair or replacement, the Mortgagor may repair or replace the Mortgaged Property with the replacement or repair to be conducted, and the proceeds of the insurance to be disbursed, in accordance with the Mortgagee's customary construction loan practices and requirements.

10.     Estoppel Certificate. Within ten (10) days after request by Mortgagee, Mortgagor shall furnish to Mortgagee a written statement, duly acknowledged, of the aggregate amount of indebtedness secured by this Mortgage, confirming (to the extent true) that no right of offset exists under the Loan Documents or otherwise, and stating either that no defenses exist against the indebtedness secured hereby, or, if such defenses are alleged to exist, the nature thereof, and any other information which Mortgagee may reasonably request.

11.     Title Warranty; Title Evidence. Mortgagor hereby confirms the warranties and representations as to title to the Mortgaged Property made in the granting clause of this Mortgage, and agrees to pay the costs of title evidence satisfactory to Mortgagee showing title to the Mortgaged Property to be as herein warranted. In the event of any subsequent change in title to the Mortgaged Property, other than a change expressly permitted by theLoan Documents, Mortgagor agrees to pay the cost of (i) an extension or endorsement to such title evidence showing such change in title, and (ii) changing any and all insurance and other records in connection with the servicing of the loan secured hereby made necessary by such change in title.

12.     Mortgagee's Reliance. Mortgagee, in advancing any payment relating to taxes, assessments and other governmental or municipal charges, fines, impositions or liens asserted against the Mortgaged Property, shall have the right to do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy or validity thereof. Mortgagee shall have the right to make any such payment whenever Mortgagee, in its sole discretion, shall deem such payment to be necessary or desirable to protect the security intended to be created by this Mortgage. In connection with any such advance, Mortgagee, at its option, shall have the right to and is hereby authorized to obtain, at Mortgagor's sole cost and expense, a continuation report of title prepared by a title insurance company of Mortgagor's choice.

13.     Default. Each of the following events shall be deemed to be an "Event of Default" hereunder:

(a)     Mortgagor shall fail to make payment of any sum of money due and payable under this Mortgage within thirty (30) days after the date such payment is due as herein provided, or of the indebtedness evidenced by the Note, or any sum of money due and payable under any of the other Loan Documents on the date when the same is due and payable or within any applicable grace period; or

(b)     Mortgagor, or any guarantor, shall file a voluntary petition in bankruptcy or under any bankruptcy act or similar law, state or federal, whether now or hereafter existing, or make an assignment for the benefit of creditors or file an answer admitting insolvency or inability to pay its or their debts generally as they become due, or shall fail to obtain a vacation or stay of any such proceedings which are involuntary within sixty (60) days after the institution of such proceedings, as hereinafter provided; or

(c)     Any plan of liquidation or reorganization is filed by or on behalf of Mortgagor, or any guarantor, or either in any bankruptcy, insolvency or other judicial proceeding, or a trustee or a receiver shall be appointed for the Mortgaged Property in any involuntary proceeding and such trustee or receiver shall not be discharged or such jurisdiction relinquished, vacated or stayed on appeal or otherwise within sixty (60) days after the appointment thereof; or

(d)     Failure of Mortgagor to commence, diligently pursue and/or complete actions as and when provided in Paragraphs 5 or 6 above; or

(e)     Any sale or transfer of the Mortgaged Property in violation of Paragraph 21 of this Mortgage; or

(f)     The occurrence of an involuntary transfer under subsection 29(d) of this Mortgage; or

(g)     Any violation of the representations and warranties, or the filing of formal charges or commencement of proceedings as contemplated by Paragraph 34 of this Mortgage; or

(h)     Default shall be made in the due observance or performance of any of the other covenants, agreements or conditions required to be kept, performed or observed by Agency or Mortgagor under this Mortgage and such default is not cured within thirty (30) days after written notice thereof has been delivered to Agency and Mortgagor by Mortgagee; provided, however if such default cannot reasonably be cured within the thirty (30)-day period, and Agency or Mortgagor promptly commences such cure within the thirty (30)-day period, then within such additional period during which Agency or Mortgagor diligently pursues and prosecutes such cure to completion and so long as the value of the Mortgaged Property is not impaired; or

(i)     The liquidation or dissolution of the Mortgagor or the death of any guarantor; or

(j)     Default shall be made in the due observance or performance of any of the covenants, agreements or conditions required to be kept, performed or observed by Mortgagor or any other party under the Note or any of the other Loan Documents, and such default is not cured within the applicable grace period, if any, expressly provided for therein; then and upon any such Event of Default, the entire amount of the indebtedness hereby secured, shall, at the option of Mortgagee, become immediately due and payable, without execution or other process and without further notice or demand, all of which are hereby expressly waived. Thereafter, the indebtedness hereby secured shall, at the option of Mortgagee, bear interest at the Default Rate (as defined in the Note), payable on demand. Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, nor extend or affect the grace period, if any; or

(k)     Event of Default beyond all applicable cure periods under the terms and conditions of the Ground Lease; or

(l)     If at any time during the term of the Loan MapInfo Corporation does not lease and occupy the Mortgaged Premises.

14.     Rights and Remedies Upon Default: Upon the occurrence of any Event of Default hereunder, the Mortgagee may, at its option, exercise any one or more of the following rights and remedies:

(a)     Right to Take Possession of Mortgaged Property. The Agency and Mortgagor agree to surrender possession of the Mortgaged Property to the Mortgagee upon demand, and the Mortgagee shall thereupon have the right to enter and take possession of the Mortgaged Property, to lease the Land, the Improvements, the Equipment, or any part thereof, to collect all Rents, rental insurance proceeds and business interruption insurance proceeds and to apply the same on account of the Debt, whether then matured or not, after payment of all proper costs, charges and expenses, including, but not limited to, (1) Taxes and other impositions, (2) any premiums for fire, public liability and other insurance coverage affecting the Land, the Improvements, the Equipment or any part thereof and (3) any and all other costs, charges and expenses which it may be necessary or advisable for the Mortgagee to pay in the management, operation and maintenance of the Land, the Improvements, the Equipment or any part thereof, including, but not limited to, the cost of making repairs, alterations, and tenant improvements, commissions for renting the Land, the Improvements, the Equipment, or any part thereof and legal expenses incurred in enforcing claims, preparing papers or any other services that may be required, or otherwise as a court of competent jurisdiction may direct. After taking possession of the Mortgaged Property, the Mortgagee may dispossess, by summary proceedings or otherwise, any tenants, subtenants or occupants of the Land, the Improvements or any part thereof then or thereafter in default in the payment of any Rent, and the Mortgagor hereby irrevocably appoints the Mortgagee as the Mortgagee's agent and attorney-in-fact (which agency shall be deemed to be coupled with an interest), with full power of substitution, for such purpose. In the event that the Agency or Mortgagor is then an occupant of the Land, the Improvements or any part thereof, Agency or Mortgagor agrees to surrender possession thereof to the Mortgagee upon demand, and if the Agency or Mortgagor remains in possession thereof after such demand, such possession shall be as tenant of the Mortgagee, and the Agency or Mortgagor agrees to pay monthly in advance to the Mortgagee such rent for the Land, the Improvements or any part thereof so occupied as the Mortgagee may reasonably demand, and in default of so doing, the Agency or Mortgagor may also be dispossessed by summary proceedings or otherwise.

(b)     Right to Foreclose Mortgage. The Mortgagee may foreclose this Mortgage and sell, if permitted by law, or petition to be sold, the Property in one parcel or in such parcels, manner or order as a court of competent jurisdiction may direct. If permitted by law, Mortgagee may foreclose this Mortgage for any portion of the Debt or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due. If any real property transfer tax or real property transfer gains tax shall be due and payable upon the conveyance of the Property pursuant to a judicial sale in any action, suit or proceeding brought to foreclose this Mortgage or by deed in lieu of foreclosure, the Mortgagor will pay or cause the same to be paid. In the event that the Mortgagor fails to pay any such tax within twenty (20) days after notice and demand for payment is given by the Mortgagee, the Mortgagee is hereby authorized to pay the same, and any amount thereof so paid by the Mortgagee, together with all costs and expenses incurred by the Mortgagee in connection with such payment, including, but not limited to, reasonable attorneys' fees and disbursements, and interest on all such amounts, costs and expenses at the Default Interest Rate (as defined in the Note) shall be paid by the Mortgagor to the Mortgagee on demand. Until paid by the Mortgagor, all such amounts, costs and expenses, together with interest thereon, shall be secured by this Mortgage and may be added to the judgment in any suit brought by the Mortgagee against the Mortgagor hereon.

(c)     Mortgagee's Right to Non-Judicial Foreclosure. Upon the occurrence of an Event of Default under this Mortgage, the Note, bond, or other obligations secured hereby, Mortgagee shall have the right to sell the Mortgaged Property. In particular, and without limitation, Mortgagee shall have all the rights and remedies provided by Article 14 of the Real Property Actions and Proceedings Law in the State of New York.

(d)     Right to Appointment of Receiver. In any action to foreclose this Mortgage, the Mortgagee shall be entitled, without notice, without regard to the adequacy of any security for the indebtedness secured hereby and without regard to the solvency of any person, firm or corporation who is or may become liable for the payment of all or any part of the Debt secured hereby, to have a receiver appointed with all the rights and powers permitted under the laws of the State of New York. In addition, the receiver shall be entitled to take any and all action necessary or deemed advisable to lease the Mortgaged Property, including, without limitation, making reasonable improvements or tenant improvements and adding the cost of same to the Debt secured hereby. In the event that a receiver of the Mortgaged Property is appointed hereunder, such receiver shall also have and may enforce all of the rights and remedies of the Mortgagee under subparagraph (a) hereof.

(e)     Additional Rights and Remedies. The rights and remedies of the Mortgagee hereunder shall be in addition to Mortgagee's rights and remedies under the laws of the State of New York, including without limitation Mortgagee's rights and remedies under Section 254 of the New York Real Property Law. Nothing contained in this Mortgage shall be construed as requiring the Mortgagee to pursue any particular right or remedy for the purpose of procuring the satisfaction of the obligations and Debt secured hereby, and the Mortgagee may exercise any or all of Mortgagee's rights and remedies under this Mortgage, the instruments evidencing the Debt, or otherwise provided by law, in Mortgagee's sole discretion. No failure of the Mortgagee to insist upon strict performance by the Agency or Mortgagor of any of Agency's or Mortgagor's covenants or obligations under this Mortgage, the Note, the Loan Documents, and no delay by the Mortgagee in exercising any of Mortgagee's rights or remedies hereunder, thereunder or otherwise provided by law, shall be deemed to be a waiver of such covenants or obligations or to preclude the exercise of such rights or remedies, and the Mortgagee, notwithstanding any such failure or delay, shall have the right thereafter to insist upon the strict performance by the Agency or Mortgagor of any and all of its covenants and obligations under this Mortgage and the instruments evidencing the Debt, and to exercise any and all of its rights and remedies hereunder, thereunder or otherwise provided by law.

15.     Right to Cure Defaults/Costs of Collection.  If an Event of Default occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Agency or Mortgagor, any tenant or any other person in possession thereof holding under Agency or Mortgagor.  If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect Mortgagee's interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, or take any other action of any kind to protect its interest in the Mortgaged Property or collect the Debt (including without limitation taking possession, monitoring, appointing a receiver, or collecting rents), the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 15, shall be paid by Mortgagor to Mortgagee upon demand.  All such costs and expenses incurred by Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding, or in taking any other action shall be paid by Mortgagor to Mortgagee upon demand, with interest at the Default Interest Rate for the period after notice from Mortgagee that such costs or expenses were incurred to the date of payment to Mortgagee.  All such costs and expenses incurred by Mortgagee pursuant to the terms of this Mortgage, with interest, shall be secured by this Mortgage.

16.     Late Payment Charge.  If any portion of the Debt is not paid within fourteen (14) days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late payment charge of five percent (5%) of such unpaid portion of the Debt to defray the expense incurred by Mortgagee in handling and processing such delinquent payment, and such amount shall be secured by this Mortgage.

17.     Non-Waiver.  The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage.  Mortgagor shall not be relieved of Mortgagor's obligation to pay the Debt at the time and in the manner required by reason of (a) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, this Mortgage or any other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (c) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the Note, this Mortgage or any other Loan Documents, without first having obtained the consent of Mortgagor; and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note, this Mortgage or any other Loan Documents, as so extended, modified and supplemented, unless expressly released and discharged by Mortgagee.  Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of any instrument evidencing the Debt and/or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance on the Note without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest.  Mortgagee may resort for the payment of the Debt to any of the other Loan Documents in such order and manner as Mortgagee, in its discretion, may elect.  Mortgagor's obligations shall not be impaired or altered by the taking of any other or additional security for or guarantee of the Debt or any part thereof, or by the failure to hold, protect, or realize upon any other additional security or guarantee, or by the release of same. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage.  Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law.  The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

18.     Waiver. To the extent permitted by law, Agency or Mortgagor shall not, and anyone claiming through or under Agency or Mortgagor shall not, set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the final and absolute sale of the Mortgaged Property, or the final and absolute placing into possession thereof, immediately after such sale, of the purchaser or purchasers thereof, and Agency or Mortgagor, for itself and all who may claim through or under it, waive, if and to the fullest extent not prohibited by applicable law, all benefits and protections under such appraisement, valuation, stay, extension and redemption laws.

19.     Marshalling of Assets. Agency or Mortgagor hereby waive for themselves and, to the fullest extent not prohibited by applicable law, for any subsequent lienor, any right to apply for an order, decree, judgment, or ruling requiring or providing for a marshalling of assets which would require Mortgagee to proceed against certain of the Mortgaged Property before proceeding against any of the other Mortgaged Property. Mortgagee shall have the right to proceed, in its sole discretion, against the Mortgaged Property in such order and in such portions as Mortgagee may determine, without regard to the adequacy of value or other liens on any such Mortgaged Property. No such action shall in any way be considered as a waiver of any of the rights, benefits, liens or security interests created hereby or by any of the Loan Documents.

20.     Subrogation. If the indebtedness hereby secured or any part thereof, including any amounts advanced by Mortgagee, are used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Mortgagee shall be subrogated to such other liens or encumbrances and to any additional security held by the holder thereof and shall have the benefit of the priority of all of the same, whether or not any such lien, encumbrance or additional security is canceled of record upon such payment or advancement or otherwise, and in addition to the security afforded by this Mortgage and the other Loan Documents.

21.     Sale or Transfer. Agency and Mortgagor, without the prior written consent of Mortgagee, shall not create, effect, consent to, attempt, contract for, agree to make, suffer or permit any conveyance, sale, assignments, transfer, lien, pledge, encumbrance, mortgage, security interest or alienation of all or any portion of, or any ownership or beneficial interest in, the Mortgaged Property or the Mortgagor or the members of Mortgagor, whether effected directly, indirectly, voluntarily, involuntarily, by operation of law or otherwise. If any of the foregoing shall occur without Mortgagee's prior written consent, then the same shall conclusively be deemed to increase the risk to Mortgagee and immediately constitute an Event of Default hereunder. The foregoing notwithstanding, without the consent of the Mortgagee the interest of the Agency may be transferred to the Mortgagor.

22.     Mortgagee's Cost of Collection or Performance. If any action or proceeding is commenced by or against Mortgagee, including, without limitation, condemnation proceedings, proceedings involving the foreclosure of this Mortgage or of any other liens or encumbrances, the enforcement or interpretation of contracts, leases or other documents relating to the Mortgaged Property, or any other proceeding of any nature, legal or otherwise, affecting the Mortgage Property or any part thereof, or the title thereto, or the validity or priority of the lien of this Mortgage, Mortgagee shall have the right to appear, defend, prosecute, retain counsel, and take such action as Mortgagee shall determine. In addition, upon an Event of Default hereunder, Mortgagee is authorized, but not obligated, to discharge Mortgagor's obligations hereunder. Mortgagor shall pay to Mortgagee, promptly upon demand, all costs, including, without limitation, "late charges" payable under the Note, out-of-pocket expenses and reasonable attorneys' fees and expenses, to the fullest extent not prohibited by applicable law, and the costs of any environmental examination and analysis, title examination, supplemental examination of title or title insurance, that may be incurred by Mortgagee in connection with any proceedings affecting the Mortgaged Property, or any part thereof, to cause the enforcement of the covenants or agreements of Mortgagor contained herein or in the any of other Loan Documents, or with or without the institution of an action or proceeding, or that may otherwise be incurred by Mortgagee in the performance of any other action by Mortgagee authorized by this Mortgage. All such costs, expenses and reasonable attorneys' fees and expenses, and any other moneys advanced by Mortgagee to protect the Mortgaged Property shall, to the fullest extent not prohibited by applicable law, bear interest from the date of payment thereof at the Default Rate until repaid by Mortgagor, and shall be repaid by Mortgagor to Mortgagee immediately upon demand. Notwithstanding that the indebtedness secured hereby shall not have been declared due and payable upon any Event of Default, Mortgagor hereby agrees that if an Event of Default has occurred, pursuant to the terms hereof, Mortgagee shall be entitled to receive interest thereon at the Default Rate, to be computed from the due date through actual receipt and collection of the amount then in default. The preceding sentence shall not be construed as an agreement or privilege to extend the time for performance of any obligation under the Mortgage or any of the other Loan Documents, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of any such default.

23.     Partial Release. Mortgagee, without notice, and without regard to any consideration paid therefor, and notwithstanding the existence at the time of any inferior liens thereon, shall have the right to release (a) any part of the security for the indebtedness secured hereby, including, without limitation, the interest under this Mortgage in and to any of the Mortgaged Property, or (b) any person liable for any indebtedness secured hereby, without affecting the priority of any part of the security and the obligations of any person not expressly released, and shall have the right to agree with any party remaining liable for such indebtedness or having any interest therein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not in any way release or impair the lien hereof, but shall extend the lien hereof as against all parties having any interest in such security.

24.     Non-Waiver. In the event Mortgagee (a) releases, as aforesaid, any part of such security or any person liable for any indebtedness secured hereby; (b) grants an extension of time for any payments of the indebtedness secured hereby; (c) takes other or additional security for the payment thereof; (d) accepts partial payments; or (e) otherwise exercises or waives or fails to exercise any right granted herein or in any of the other Loan Documents, no such act or omission shall constitute a waiver of any default, or extend or affect the grace period, if any, release Mortgagor, subsequent owners of the Mortgaged Property or any part thereof, or makers or guarantors of the Note, this Mortgage, or any of the other Loan Documents, or preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted for any Event of Default.

25.     No Merger of Estates. There shall be no merger of the lien, security interest or other estate or interest created by this Mortgage with the fee estate in the Mortgaged Property by reason that any such interest created by this Mortgage may be held, directly or indirectly, by or for the account of any person who shall own the fee estate or any other interest in the Mortgaged Property. No such merger shall occur unless and until all persons at the time having such concurrent interests shall join in a written instrument effecting such merger, and such instrument shall be duly recorded.

26.     Further Assurances. Upon request of Mortgagee, Agency and Mortgagor shall execute, acknowledge and deliver to Mortgagee, in form satisfactory to Mortgagee, financing statements covering as Collateral any personal property and fixtures owned by the Mortgagor, now or hereafter located on the Mortgaged Property, and any supplemental mortgage, security agreement, financing statement, assignment of leases, rents, income and profits from the Mortgaged Property, affidavit, continuation statement or certification as Mortgagee may request in order to protect, preserve, maintain, continue and extend the lien and security interest hereunder or the priority hereof. Mortgagor shall pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording and filing of any such documents.

27.     Application of Proceeds. All payments made by Mortgagor under the Note, this Mortgage or any of the other Loan Documents and received by Mortgagee shall be applied by Mortgagee to the following items and in such order as Mortgagee may determine in its sole discretion: (a) advances by Mortgagee for payment of taxes, assessments, insurance premiums and other costs and expenses, as set forth in this Mortgage, the Note or any of the other Loan Documents; (b) any amounts which may be overdue under the Note, this Mortgage or any of the other Loan Documents; (c) interest on the indebtedness secured hereby; and (d) outstanding principal under the Note.

28.     Mortgagee's Subordination Right. At the option of Mortgagee, this Mortgage shall become subject and subordinate, but not with respect to the priority of entitlement to Casualty Proceeds or any Taking Proceeds, to any and all leases of all or any part of the Mortgaged Property, upon the execution by Mortgagee and recording of a unilateral declaration to that effect at any time hereafter, in the Office of the Recorder or Clerk of the County in which Mortgaged Property is located.

29.     UCC Security Agreement. This Mortgage is hereby deemed to be as well a Security Agreement and creates a security interest in and to the Collateral securing the indebtedness secured by this Mortgage. Without derogating any of the provisions of this instrument, Agency and Mortgagor to the extent permitted by law hereby:

(a)     grant to Mortgagee a security interest in and to all Collateral, including without limitation the items referred to above, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on or in connection with the Mortgaged Property. The proceeds of the Collateral are intended to be secured hereby; however, such intent shall never constitute an expressed or implied consent on the part of Mortgagee to the sale of any or all Collateral;

(b)     agree that the security interest hereby granted shall secure the payment of the indebtedness specifically described herein together with payment of any future debt or advancement owing by Mortgagor to Mortgagee with respect to the Mortgaged Property;

(c)     except as otherwise provided herein, agree not to remove from the Mortgaged Property, sell, convey, mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Collateral or any of the Mortgagor's right, title or interest therein, without first obtaining Mortgagee's written consent; Mortgagee shall have the right, at its sole option, to require Mortgagor to apply the proceeds from the disposition of Collateral in reduction of the indebtedness secured hereby;

(d)     agree that if Agency and Mortgagor's rights in the Collateral are voluntarily or involuntarily transferred, whether by sale, creation of a security interest, attachment, levy, garnishment or other judicial process, without the prior written consent of Mortgagee, such transfer shall constitute an Event of Default hereunder;

(e)     agree that upon or after the occurrence of any Event of Default, Mortgagee shall have all rights and remedies contemplated hereunder, including, without limitation, the right to take possession of the Collateral, and for this purpose Mortgagee shall have the right to enter upon any Premises on which any or all of the Collateral is situated without being deemed guilty of trespass and without liability for damages thereby occasioned, and take possession of and operate the Collateral or remove it therefrom. Mortgagee shall have the further right, as Mortgagee may determine, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition, and to sell at public or private sale or otherwise dispose of, lease or utilize the Collateral and any part thereof in any manner authorized or permitted by law and to apply the proceeds thereof toward payment of any costs and expenses incurred by Mortgagee including, to the fullest extent not prohibited by applicable law, reasonable attorneys' fees and expenses, and toward payment of the indebtedness secured hereby, in such order and manner as Mortgagee may determine. To the fullest extent not prohibited by applicable law, Agency and Mortgagor expressly waive any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to a sale or disposition of the Collateral or to exercise any other right or remedy existing after an Event of Default. To the extent any notice is required and cannot be waived, Agency and Mortgagor agree that if such notice is deposited for mailing, postage prepaid, certified or registered mail, to the owner of record of the Mortgaged Property, directed to the such owner at the last address actually furnished to Mortgagee at least five (5) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirements for giving of such notice;

(f)     agrees, to the extent not prohibited by law and without limiting any rights and privileges herein granted to Mortgagee, that Mortgagee shall have the right to dispose of any or all of the Collateral at the same time and place upon giving the same notice, if any, provided for in this Mortgage, and in the same manner as the nonjudicial foreclosure sale provided under the terms and conditions of this Mortgage; and

(g)     authorizes Mortgagee to file without the Mortgagor's signature, in the jurisdiction where this agreement will be given effect, financing statements covering the Collateral and the proceeds of the Collateral. At the request of Mortgagee, Agency and Mortgagor will join Mortgagee in executing one or more such financing statements pursuant to this Mortgage. To the extent permitted by law, a carbon, photographic or other reproduction of this instrument or any financing statement executed in accordance herewith shall be sufficient as a financing statement.

30.     Management. Mortgagee shall have the right to give or withhold its prior consent to any contract or other arrangement for the management of all or any part of the Mortgaged Property. Mortgagee shall have the right, exercisable at its option upon an Event of Default or an event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default, to terminate the rights of any party engaged to manage the Mortgaged Property and any and all other agreements or contracts relating to the operation or management of the Mortgaged Property, if, in Mortgagee's reasonable discretion, the management and/or operation of the Mortgaged Property is unsatisfactory.

31.     Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (i) if hand delivered, or if sent by telecopy, effective upon receipt, or (ii) if delivered by overnight courier service, effective on the day following delivery to such courier service or (iii) if mailed by United States registered or certified mail, postage prepaid, return receipt requested, effective two (2) business days after deposit in the United States mails addressed as follows:

If to Mortgagor:

Mapinfo Realty, LLC

c/o Mapinfo Corporation

One Global View

RPI Tech Park

Troy, New York 12180

Attn: Chief Financial Officer

If to Agency:

Rensselaer County Industrial Development Agency

1600 Seventh Avenue

Troy, New York 12180

If to Mortgagee:

Charter One Bank, N.A.

1215 Superior Avenue

Cleveland, Ohio 44114

Attention:     Commercial Real Estate Loan Department

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

32.     Loan Documents. The term "Loan Documents" as used herein collectively refers to (a) the Amended and Restated Note, (b) this Mortgage, (c) all Uniform Commercial Code Financing Statements executed by Mortgagor, as debtor, in favor of Mortgagee, as secured party, in connection with the Mortgaged Property, d)an Amended and Restated Indemnity Agreement, (e) the Loan Commitment Letter dated November 6, 2001, as amended including that certain amendment dated November 27, 2002 (the "Loan Commitment"), and (f) any and all other documents and/or agreements evidencing, securing or relating to the loan contemplated by the Loan Commitment.

33.     Survival and Conflicts. The execution and delivery of this Mortgage and the other Loan Documents shall in no way merge or extinguish the Loan Commitment or the terms and conditions set forth therein, which shall survive the closing of the loan and delivery of this Mortgage. In the event of any inconsistency or conflict between any provisions of the Loan Commitment and the other Loan Documents, the provisions of the other Loan Documents shall prevail and apply.

34.     Anti-Forfeiture. Mortgagor hereby further expressly represents and warrants to Mortgagee that to the best of Mortgagor's knowledge there has not been committed by Mortgagor or any other person involved with the Mortgaged Property or the Mortgagor any act or omission affording the federal government or any state or local government the right and/or remedy of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of its obligations under the Note or under any of the other Loan Documents, and Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right and/or remedy of forfeiture. In furtherance thereof, Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against any loss, damage or other injury, including without limitation, reasonable attorneys' fees and expenses, to the fullest extent not prohibited by applicable law, and all other costs and expenses incurred by Mortgagee in preserving its lien, security interest and other rights and interests in the Mortgaged Property and any additional collateral under any of the Loan Documents in any proceeding or other governmental action asserting forfeiture thereof, by reason of, or in any manner resulting from, the breach of the covenants and agreements or the warranties and representations set forth in the preceding sentence. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Agency, Mortgagor, Mortgagee, any guarantor, any additional collateral under any of the Loan Documents or all or any part of the Mortgaged Property under any federal or state law in respect of which forfeiture of the Mortgaged Property or any part thereof or of any monies paid in performance of Mortgagor's obligations under the Loan Documents is a potential result shall, at the election of the Mortgagee in its absolute discretion, constitute an Event of Default hereunder without notice or opportunity to cure.

35.     Trust Fund.  Pursuant to Section 13 of the Lien Law of New York, Agency and Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

36.     Miscellaneous. The Mortgaged Property is located in the State of New York, and this Mortgage and the rights and indebtedness secured hereby shall, without regard to the place of contract or payment, be construed and enforced according to the laws of New York. Nothing herein contained nor any transaction related hereto shall be construed or so operate as to require Agency or Mortgagor to do any act contrary to law, and if any clauses or provisions herein contained operate or would prospectively operate to invalidate this Mortgage, in whole or in part, or any of the Agency's and Mortgagor's obligations hereunder, such clauses and provisions only shall be held void and of no force or effect as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect. All of the obligations, rights and covenants herein contained shall run with the land, and shall bind and inure to the benefit of Agency or Mortgagor, its successors and permitted assigns, and Mortgagee and any subsequent holder of the Note. Whenever used, the singular number shall include the plural and the plural numbers shall include the singular, and the use of any gender shall include all genders, all as the context may reasonably require.

MORTGAGOR HEREBY, AND MORTGAGEE BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY A JUDGE SITTING WITHOUT A JURY; FURTHER, AGENCY, AND MORTGAGOR HEREBY CONSENTS AND SUBJECTS ITSELF TO THE JURISDICTION OF COURTS OF THE STATE OF NEW YORK AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN THE COUNTY IN WHICH THE MORTGAGED PROPERTY IS LOCATED.

37.     Leases and Rents.

(a)     Subject to the terms of this Section 37, Mortgagee shall not exercise any right to enter the Mortgaged Property for the purpose of collecting the rents accruing from the Premises (the "Rents"), and grants Agency and Mortgagor a license to collect the Rents. Mortgagor shall hold the Rents in trust for use in payment of the Loan. The license of the Agency and Mortgagor to collect the Rents shall be automatically terminated and revoked, without the necessity of notice or other action by the Mortgagee, both of which are expressly waived, upon the occurrence of an Event of Default by Mortgagor under the terms of any instrument evidencing the Loan or this Mortgage by giving notice of such revocation to Agency and Mortgagor. Following such termination, Mortgagee may collect, retain, and apply the Rents toward payment of the Loan in such priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and in either case, whether or not Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver.

(b)     In furtherance of such right, Agency and Mortgagor shall, promptly upon request of Mortgagee, execute and deliver notices to tenants at the Mortgaged Property directing that future rent payments be made directly to Mortgagee, or to such other person as Mortgagee may direct. Mortgagor hereby constitutes and appoints Mortgagee its attorney in fact for the purpose of signing any such notice on behalf of Mortgagor (which power of attorney is coupled with an interest and may not be revoked), and such notice shall be conclusive authority to the tenants that the payments referred to in the Leases are to be made to Mortgagee or as otherwise directed, and the tenants shall be fully protected in making such payments in accordance with the provisions of such notice.

(c)     No pledge or assignment of any rents of the Mortgaged Property or any portion thereof, other than any given to Mortgagee is outstanding or in force. Agency and Mortgagor will make no such pledge or assignment thereof except with prior written consent of Mortgagee. If any such pledge or assignment is made, the same shall be deemed to be subject hereto and for the use and benefit of Mortgagee.

(d)     Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291 f of the Real Property Law of New York. Mortgagor shall (1) fulfill or perform each and every provision of any lease affecting the Mortgaged Property on the part of Mortgagor to be fulfilled or performed, and (2) enforce, short of termination of any leases affecting the Mortgaged Property, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Mortgagee may have herein, upon the occurrence of an Event of Default, Mortgagee, at its option, may require Agency and Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of the Mortgagee, or to such receiver and, in default thereof, Agency and Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this Section 37 shall be construed as imposing on Mortgagee any of the obligations of the lessor under any leases.

(e)     Agency and Mortgagor shall not, except as consented to by Mortgagee, lease or otherwise grant to any person any right to use or occupy all or any portion of the Mortgaged Property. Agency and Mortgagor shall not, without the prior written consent of Mortgagee in each instance, which consent shall not be unreasonably withheld or delayed: (1) enter into any lease; (2) modify, amend or extend any lease; (3) terminate or cancel or accept a surrender of any lease; (4) discount any Rents under any lease or increase tenant allowances or accept a prepayment of any Rent due under any lease, except a payment of Rent one (1) month in advance or a prepayment in the nature of security for the performance of the obligations of the tenant under such lease; (5) assign, pledge or encumber Agency's and Mortgagor's interest in any leases, the Rents, or permit such interest to be assigned, pledged or encumbered, except pursuant hereto; (6) consent to an assignment or subletting by the tenant under any lease; (7) waive, excuse, discharge or in any manner release any tenant under any terms and conditions to be performed by such tenant under its lease; (8) modify, amend or release any guaranty or any lease except in accordance with the terms of such guaranty; or (9) take or fail to take any other action with respect to any lease that would tend to impair or diminish the value of the security of this Mortgage or would render any representation or warranty by Agency or Mortgagor under this Mortgage or any lease false or misleading. The foregoing notwithstanding, Mortgagor may lease or consent to sublease space, consisting of a total of 5,000 square feet or less, of the Mortgaged Property, without the consent of Mortgagee.

(f)     Each lease entered into by Mortgagor from and after the date hereof and each renewal of an existing lease shall provide: (1) that, at the option of Mortgagee, such lease shall be subject and subordinate in all respects to this Mortgage and the lien created hereby, and to any renewals thereof, including any increase in the principal amount secured by this Mortgage, and any increase in the interest rates set forth in the Note and to each and all of the rights of Mortgagee or any holder thereof; (2) that such provision shall be self operative; (3) that, in confirmation of such subordination, the tenant under such lease shall promptly execute and deliver any certificate that the holder of this Mortgage may reasonably request, provided Mortgagee agrees to grant such tenant the commercially standard rights to nondisturbance; (4) that the tenant execute and deliver from time to time estoppel certificates (each, a "Tenant Estoppel Certificate") addressed to Mortgagee or its designee and containing such information as may be reasonably requested by the Mortgagee; and (5) to the extent not so provided by applicable law, that in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, Mortgagee, or any successors or assigns of Mortgagee, shall, at its or their option, succeed to the interest of landlord under such leases, whether through possessory or foreclosure action or a deed in lieu of foreclosure.

(g)     Agency and Mortgagor, promptly after obtaining knowledge thereof, shall notify Mortgagee of any material default under any lease (including, without limitation, any default in the payment of any sums due under such Lease) or of any action or proceeding materially and adversely affecting the Mortgaged Property and shall deliver to Mortgagee copies of all notices of material default given or received by Agency and Mortgagor under the leases (including, without limitation, any default in the payment of any sums due under such lease.

(h)     Agency and Mortgagor shall at all times perform and comply with, or cause to be performed and complied with, all of the terms, covenants and conditions of the leases to be performed or complied with by Agency and Mortgagor thereunder, maintain the leases in full force and effect, enforce the leases in accordance with their terms, and comply with all reasonable requests from Mortgagee from time to time with respect to such enforcement.

(i)     At any time, and from time to time, Mortgagor shall deliver to Mortgagee, on request, a schedule of the leases then in existence, certified by Mortgagor to be true and complete, which schedule shall set forth such information with respect to each lease as may be requested by the Mortgagee. In addition, Agency and Mortgagor, upon Mortgagee's request (which request shall not be made more frequently than one (1) time per year unless reasonably required by Mortgagee), shall promptly obtain from each tenant a Tenant Estoppel Certificate.

(j)     All security or other deposits of tenant held by Mortgagor shall be treated as trust funds, shall not be commingled with any other funds of Mortgagor, shall not be subject to any offset rights of Mortgagee contained herein, and shall be deposited in a tenant's security account to be maintained by Mortgagor at a commercial bank, savings bank or savings and loan association, satisfactory to the Mortgagee, located in the State of New York.

38.     Offsets, Counterclaims and Defenses.  Any assignee of this Mortgage, the Note or any other Loan Document shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Mortgagor may have against any assignor of this Mortgage, the Note or any other Loan Document and the Debt and no such offset, counterclaim or defense shall be interposed or asserted by Agency and Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage, the Note or any other Loan Document and/or the Debt and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Agency and Mortgagor.

39.     Assignment of Mortgage. In the event of the payoff of the Note, Mortgagee shall upon request of Mortgagor agree to assign this Mortgage and the Note, without recourse to Mortgagee provided (a) all amounts due under the Note are paid in full and (b) Mortgagee's reasonable attorneys' expenses in connection with the assignment are also paid in full.

40.     Reserved.

41.     Agency Special Obligations; Recording. Notwithstanding any other term or condition contained in this Mortgage:

(a)     This Mortgage is executed by the Agency solely for the purpose of subjecting their fee and leasehold interests in the Mortgaged Property to the lien of this Mortgage and for no other purpose. All representations, covenants and warranties of the Mortgagor herein are hereby deemed to have been made by the Mortgagor and not by the Agency. It is hereby agreed and understood that the Agency has not granted an interest in the Unassigned Rights as defined in Section 1.1 of the Lease Agreement.

(b)     The obligations and agreements of Agency contained herein or therein shall not constitute or give rise to an obligation of the State of New York or Rensselaer County, New York, and neither the State of New York nor Rensselaer County, New York shall be liable hereon. All obligations of Agency hereunder shall constitute a special obligation payable solely from the revenues and other monies, if any, derived from the Mortgaged Property, and neither the members of Agency nor any person executing this Mortgage on its behalf shall be liable personally under this Mortgage. No recourse shall be had for the payment of the principal of, or interest on the indebtedness which this Mortgage secures, or for any claim based hereon, or otherwise in respect hereof, or based upon or in respect of this Mortgage, or any mortgage supplemental hereto, against any past, present, or future member, officer, agent, servant, or employee, as such, of Agency or of any successor or political subdivision, either directly or through Agency or any such successor, all such liability of such members, officers, agents (except for Mortgagor), servants and employees being, to the extent permitted by law, expressly waived and released by the acceptance hereof and as part of the consideration for the execution of this Mortgage and the instruments evidencing the indebtedness it secures. Any judgment or decree shall be enforceable against Agency only to the extent of their interest in the Mortgaged Property and any such judgment shall not be subject to execution on or by a lien on assets of Agency other than their interest in the Mortgaged Property.

(c)     No order or decree of specific performance with respect to any of the obligations of Agency hereunder shall be sought or enforced against Agency unless the party seeking such order or decree shall first have requested Agency in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and Agency shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten (10) days, shall have failed to institute and diligently pursue action to cause compliance with such request) or failed to respond within such notice period. If Agency refuses to comply with such request and Agency's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree may, at its option, place in an account with Agency an amount or undertaking sufficient to cover such reasonable fees and expenses whereupon Agency shall agree to comply with such request. If Agency refuses to comply with such request and Agency's refusal to comply is based on its reasonable expectation that it or any of its members, officers, directors, servants, agents or employees shall be subject to potential liability, the party seeking such order or decree may, at its option, (1) agree to protect, defend, indemnify and hold harmless Agency and its members, officers, directors, servants, agents (other than Mortgagor) and employees against any liability incurred as a result of its compliance with such demand, and (2) if requested by Agency, furnish to Agency reasonably satisfactory security to protect Agency and its members, officers, directors, servants, agents (other than Mortgagor) and employees against all liability reasonably expected to be incurred as a result of compliance with such request whereupon Agency shall agree to comply with such request. The agreement on the part of the Mortgagee shall not be construed in any way so as to effect or impair the lien of this Mortgage or the Mortgagee's right to foreclose hereunder as provided by law or construed in any way so as to limit or restrict any of the rights or remedies of the Mortgagee in any foreclosure proceedings.

(d)     Agency will record or cause this Mortgage to be recorded in the office of the Rensselaer County Clerk and will pay, or cause to be paid, all documentary stamp taxes, if any, which may be imposed by the United States of America or any agency thereof or by the State of New York or other governmental authority upon this Mortgage.

42.     Leasehold Mortgage Provisions.

(a)     Representations, Covenants, and Warranties. Mortgagor represents, covenants, and warrants:

(i)     That the Ground Lease is in full force and effect and has not been modified or amended in any manner whatsoever;

(ii)     That there are no defaults under the Ground Lease, and no event has occurred, that, with the giving of notice, the passage of time, or both, would constitute a default under the Ground Lease;

(iii)     that all rents, additional rents, and other sums due and payable under the Ground Lease have been paid in full to the extent they were payable before the date of this Mortgage;

(iv)     That neither Mortgagor nor Agency, under the Ground Lease has commenced any action or given or received any notice for the purpose of terminating the Ground Lease;

(v)     That the interest of the subtenant under the Ground Lease is vested in Mortgagor;

(vi)     The quiet and peaceful possession of Mortgagee; and

(vii)     That the Mortgagor will defend the subleasehold estate created by the Ground Lease for the entire remainder of the term set forth in the Ground Lease, against all and every person or persons lawfully claiming, or who may claim the same or any part of the Ground Lease, subject only to the payment of the rents reserved in the Ground Lease and to the performance and observance of all the terms, covenants, conditions, and warranties of the Ground Lease.

43.     Reserved.

44.     The Ground Lease.

(a)     With respect to the Ground Lease, Mortgagor hereby warrants and represents as follows: (i) the Mortgagor is the owner of a valid and subsisting interest as Lessee under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) Mortgagor enjoys the quiet and peaceful possession of the property demised thereby; (v) the Mortgagor is not in default under any of the terms thereof and there are no defaults under any of the terms thereof beyond the giving of any required notice and the expiration of any applicable cure period; (vi) the Mortgagor has not received notice from Lessor under the Ground Lease of a default thereunder, which default has not been timely cured; (vii) to the best of Mortgagor's knowledge, the Lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the Lessor to be observed or performed; (viii) the Ground Lease or a memorandum thereof has been duly recorded.

(b)     Further, with respect to the Ground Lease, Mortgagor covenants and agrees as follows: (i) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions thereof on the Lessee's part to be observed, performed and complied with, at the times set forth therein and to do all things necessary to preserve unimpaired its rights thereunder; (ii) not to do, permit, suffer or refrain from doing anything, as a result of which, there could be a default under any of the terms thereof beyond the giving of any required notice and the expiration of any applicable cure period or a breach of any of the terms thereof; (iii) not to exercise any right or option to cancel or otherwise terminate the Ground Lease; (iv) not to cancel, surrender, modify, amend or in any way alter or permit the alteration of any of the terms thereof and not to release the Lessor under the Ground Lease from any obligations imposed upon it thereby; (v) to give Mortgagee immediate written notice of any default by anyone thereunder and to immediately deliver to Mortgagee copies of each notice of default and, after the occurrence of an Event of Default, copies of all other notices, communications, plans, specifications and other similar instruments received or delivered by Mortgagor in connection therewith; and (vi) to furnish to Mortgagee such information and evidence as Mortgagee may reasonably require concerning Mortgagor's due observance, performance and compliance with the terms, covenants and provisions thereof.

(c)     In the event of any default by Mortgagor in the performance of any of its obligations under the Ground Lease, including, without limitation, any default in the payment of rent, additional rent and other charges and impositions made payable by the Lessee under the Ground Lease, then, in each and every case, Mortgagee may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Mortgagor thereunder in the name of and on behalf of the Mortgagor, as applicable, but no such action by Mortgagee shall release Mortgagor from any default under this Mortgage. Mortgagor shall, on demand, reimburse Mortgagee for all advances made and expenses incurred by Mortgagee in curing any such default (including, without limitation, attorneys' fees and disbursements), together with interest thereon at the Default Rate, from the date that an advance is made or expenses is incurred, to and including the date the same is paid and such monies so expended by Mortgagee with interest thereon shall be secured by this Mortgage.

(d)     It is hereby agreed that the fee title and the leasehold estates in the property demised by the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Lessor thereunder, Mortgagor or a third party, whether by purchaser or otherwise and Mortgagee shall continue to have and enjoy all of the rights and privileges of the Mortgagee as to the separate estates. If Mortgagor acquires the fee title, the interest of the Lessor thereunder or any other estate, title or interest in the property demised by the Ground Lease, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title and interest and same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein. Mortgagor agrees to execute all instruments and documents which Mortgagee may reasonably require to ratify, confirm and further evidence Mortgagee's lien on the acquired estate, title or interest. Furthermore, Mortgagor hereby appoints Mortgagee its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Mortgagor. This power, being coupled with an interest, shall be irrevocable as long as the Note remains unpaid. The Mortgage shall not purchase the premises demised by the Ground Lease or acquire the interest of the Lessor in such premises or sell its interest in the leasehold estate created by the Ground Lease without Mortgagee's prior written consent in each instance.

(e)     If the Ground Lease is canceled or terminated, and if Mortgagee or its nominee shall acquire an interest in any new lease of the property demised thereby, the Mortgagor shall not have any right, title or interest in or to the new lease of the lease hold estate created by such new lease.

(f)     Mortgagor shall use its diligent efforts to obtain and deliver to Mortgagee from time to time but not more than twice in any 365 day period within ten (10) days after written demand by Mortgagee, an estoppel certificate from the Lessor under the Ground Lease, as requested by Mortgagee, setting forth (i) the name of the Lessor under the Ground Lease, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the basic rent and additional rent payable under the Ground Lease, (iv) the date to which all rental charges have been paid by the Lessee under the Ground Lease, and (v) whether there are any alleged defaults of the Lessee under the Ground Lease or if there are any events which have occurred which with notice, such passage of time or both, would constitute a default under the Ground Lease, and, if there are, setting forth the nature thereof in reasonable detail.

(g)     Mortgagee shall have no liability or obligation under the Ground Lease by reason of its acceptance of this Mortgage. Mortgagee shall be liable for the obligations of the Lessee arising under the Ground Lease for only that period of time which Mortgagee is in possession of the Mortgaged Property or has acquired, by foreclosure or otherwise, and is holding all of the Mortgagor's right, title and interest therein.

(h)     No release or forbearance of any of Mortgagor's obligation under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage or the other loan documents.

(i)     Mortgagor shall enforce the obligations of the Lessor under the Ground Lease to the end that Mortgagor may enjoy all of the rights granted to it and will immediately notify Mortgagee of any default by the Lessor, or by Mortgagor as Lessee, in the performance or observance of any of the terms, covenants and conditions on the part of such Lessor or Mortgagor, as the case may be, to be performed of observed under the Ground Lease and Mortgagor will immediately advise Mortgagee of the occurrence of any of the events of default enumerated in the Ground Lease and of the giving of any notice by the Lessor under the Ground Lease to Mortgagor of any default by Mortgagor, as such Lessee, in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of the Mortgagor to be performed or observed and will immediately deliver to Mortgagee a true copy of each such notice. If, pursuant to the Ground Lease, the Lessor shall deliver to Mortgagee a copy of any notice of default given to Mortgagor, as Lessee under the Ground Lease, such notice shall constitute full authority and protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith and in reliance thereon.

(j)     Mortgagor shall give Mortgagee prompt notice of the commencement of any arbitration or appraisal proceeding to which they are a party or of which either party has been otherwise notified concerning the provisions of the Ground Lease. Mortgagee shall have the right to intervene and participate in any such proceeding if such proceeding, if adversely determined, would be reasonably expected to have a material adverse effect on the Mortgagor or the Mortgaged Property, and the Mortgagor shall confer with Mortgagee and its attorneys and experts and cooperate with them to the extent which Mortgagee deems reasonably necessary for the protection of Mortgagee. Upon the request of Mortgagee, the Mortgage will exercise all rights of arbitration conferred upon it by the Ground Lease. If at any time such proceeding shall have commenced, Mortgagor shall be in material default in the performance or observance of any covenant, condition or other requirement of the Ground Lease on the part of Mortgage to be performed or observed or an Event of Default shall have occurred, Mortgagee shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of Mortgagor, the arbitrator or arbitrators, or appraiser, in such proceeding.

(k)     Mortgagor will, promptly after the execution and delivery of this Mortgage, notify the Lessor under the Ground Lease, in writing, of the execution and delivery thereof and, to the extent required under the Ground Lease, deliver to Lessor a copy of this Mortgage.

(l)     If the Ground Lease is rejected in any case, proceeding or other action commenced by or against the Lessor under the Ground Lease (or any person or party constituting or having an interest in the Ground Lease) under the Bankruptcy Code or any comparable federal or state statute or law, (i) Mortgagor, promptly after obtaining notice thereof, shall give notice thereof to Mortgagee, (ii) the Mortgagor without the prior written consent of Mortgagee, shall elect to treat the Ground Lease as terminated pursuant to Section 365(h)(1)(A)(i) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void and (iii) this Mortgage and all the liens, terms, covenants and conditions of this Mortgage shall extend to and cover Mortgagor's possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to Lessor's rejection of the Ground Lease. In addition, Mortgagor hereby assigns to Mortgagee its respective rights to remain in possession of the premises demised under the Ground Lease and to offset rents under the Ground Lease under Section 365(h)(1)(A)(ii) of the Bankruptcy Code in the event any case, proceeding or other action is commenced by or against the Lessor under the Ground Lease under the Bankruptcy Code or any comparable federal or state statute or law.

(m)     Mortgagor hereby assigns to Mortgagee its respective right to seek an extension of the 60-day period within which Mortgagor must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable or federal or state statute or law with respect to any case, proceeding or other action commenced by or against Mortgagor under the Bankruptcy Code or comparable federal or state statute or law. Furthermore, if Mortgagor shall desire to reject the Ground Lease under the Bankruptcy Code or any comparable federal or state statute or law, Mortgagor shall, at Mortgagee's request, assign its interested in the Ground Lease to Mortgagee in lieu of rejecting the Ground Lease as described above, upon receipt by Mortgagor of written notice from Mortgagee of such requested together with the agreement of Mortgagee to cure any existing defaults of Mortgagor under the Ground Lease.

(n)     Mortgagor shall (i) pay all rents, additional rents and other sums required to be paid by Mortgagor, as tenant under and pursuant to the provisions of the Ground Lease, when such rent or other charge is due and payable, (ii) diligently and timely perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, and (iii) promptly notify Mortgagee of the giving of any notice by the Owner under the Ground Lease to Mortgagor of any default by Mortgagor, as tenant thereunder, of any obligation to be performed or observed and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not, without the prior consent of Mortgagee, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee, as further security for the payment of the loan and for the performance and observance of the terms, covenants and conditions of this Mortgage, all of the rights, privileges and prerogatives of Mortgagor, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior written consent of Mortgagee shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing the Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default. If Mortgagee shall make any payment or performance any act or take action in accordance with the preceding sentence, Mortgagee will notify Mortgagor of the making of any such payment, the performance of any such act, or the taking of any such action. In any event, subject to the rights of Lessees, sublessees and other occupants of the Premises, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the Premises at any time and from time to time for the purpose of taking any such action. If the Owner under the Ground Lease shall deliver to Mortgagee a copy of any notice of default sent by said Owner to Mortgagor, as tenant under the Ground Lease, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon.

46.      Release of Part of Mortgaged Premises. Mortgagee agrees to release from the Mortgaged Property so much as constitutes the Phase 3 Building Development (as defined herein) provided that the Mortgagee determines in its discretion that the following conditions have been satisfied: (1) the Mortgaged Property that remains complies with all applicable laws, rules, regulations and ordinances, including zoning ordinances, (2) the principal balance of the loan does not exceed 75% of the appraised value of the remainder of the Mortgaged Property (as determined by a written appraisal by an appraiser satisfactory to the Mortgagee and paid for by the Mortgagor), (3) there is no Event of Default under the terms and conditions of the Mortgage, the Note, the Ground Lease, or other loan documents executed and delivered in connection with this loan, (4) the release does not interfere with the use and operation of the Mortgaged Property and (5) the Mortgagor executes and delivers all reasonable documents requested by Mortgagor in connection with said release. The Phase 3 Building Development shall be as contemplated in that certain Declaration of Easement Agreement between Rensselaer Polytechnic Institute and MapInfo Corporation dated January 1, 2001 and recorded in the Rensselaer County Clerk's Office on January 17, 2001 in Reel 274 frame 1552.

47.     Other Acts. At the Mortgagee's request, the Mortgagor shall execute and deliver to the Mortgagee all further documents and perform all other acts which the Mortgagee reasonably deems necessary or appropriate to perfect the Mortgage or to protect the Property and the Improvements thereon and to carry out the purposes and terms of this Mortgage.

48.     Negative Covenant. Mortgagor shall not own an interest, beneficial or otherwise, in any property other than the Mortgaged Property.

49.      Financial Reporting. The Mortgagor shall deliver to the Lender, within 120 days after the Mortgagor's fiscal year end, annual financial statements, copies of income tax returns, and a current rent roll and operating statement for the Project for each calendar year. The Mortgagor shall deliver to the Mortgagee within 45 days of quarter end, Guarantor's quarterly financial statements and all form 10Q filed with the securities and exchange commission ("SEC") and within 120 days of fiscal year end, copies of Guarantor's annual report (including audited financial statements) and form 10K as filed with the SEC and copies of its filed income tax returns.

PROVIDED, THAT THE CONDITION OF THIS MORTGAGE IS SUCH that if Mortgagor shall pay all of the indebtedness secured hereby, then thereupon this Mortgage shall be released of record by Mortgagee, at the cost and expense of Mortgagor, and thereafter the Mortgage shall be void. The foregoing shall not affect the covenants, agreements, indemnifications and warranties in this Mortgage which expressly survive the release hereof, which shall remain in full force and effect.

This Amended and Restated Mortgage and Security Agreement restates, amends and replaces in its entirety that certain mortgage and security agreement dated December 21, 2001 by and between Mortgagor and Mortgagee ("Prior Mortgage"). Mortgagor warrants and covenants to the Mortgagee that as of the date hereof there are no disputes, offsets, defenses, claims or counterclaims of any kind or nature whatsoever under the Prior Mortgage or any of the documents executed in connection herewith or therewith or the obligations represented or evidenced thereby or hereby.

     [Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

MORTGAGOR: MAPINFO REALTY, LLC BY: MAPINFO CORPORATION, Member

BY:/s/ D. Joseph Gersuk D. Joseph Gersuk, Executive Vice President and Chief Financial Officer

AGENCY: RENSSELAER COUNTY INDUSTRIAL DEVELOPMENT AGENCY

By: Name: Title:

STATE OF NEW YORK     )

)     ss.:

COUNTY OF ALBANY     )

On the ___ day of December, 2002 , before me the undersigned, a Notary Public in and for said State of New York, personally appeared D. JOSEPH GERSUK, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.

_____________________________________

Notary Public

STATE OF NEW YORK     )

)     ss.:

COUNTY OF ALBANY     )

On the 18th day of December, 2002, before me the undersigned, a Notary Public in and for said State of New York, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.

_____________________________________

Notary Public

IN WITNESS WHEREOF, Mortgagee has caused this Mortgage to be duly executed and delivered as of the date first above written.

MORTGAGEE: CHARTER ONE BANK, N.A.
By: Patricia E. Linen-Ryan, Vice President

STATE OF NEW YORK     )

)     ss.:

COUNTY OF ALBANY     )

On the 18th of December, 2002, before me the undersigned, a Notary Public in and for said State of New York, personally appeared PATRICIA E. LINEN-RYAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.

_____________________________________

Notary Public

SCHEDULE "A"

TO UCC-1 FINANCING STATEMENT

All fixtures and articles of personal property now or hereafter owned by the Rensselaer County Industrial Development Agency ("Agency") and Debtor and attached to or contained in and used in connection with the property at Lot 21 B Global View Drive, Town of North Greenbush, Rensselaer County, New York (the "Premises") as more fully described on Schedule "B" attached hereto, including, without limitation, all furniture, apparatus, machinery, equipment, motors, elevators, fittings, radiators, furnaces, stoves, microwave ovens, awnings, shades, screens, blinds, office equipment, trash and garbage removal equipment, carpeting and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning, conveyor, security, sprinkler and other equipment, and all fixtures and appurtenances thereof; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to such improvements in any manner; it being intended that all the above-described property owned by Agency and Debtor and placed by Agency and Debtor on the Premises shall, so far as permitted by law, be deemed to be fixtures and a part of the realty, and security for the indebtedness of Debtor to Secured Party and secured by a certain amended and restated mortgage and security agreement by and between Debtor and Secured Party (the "Mortgage"), and security for the indebtedness of Debtor, and as to the balance of the above described property, this Financing Statement is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest in such property, securing such indebtedness, for the benefit of the Secured Party, all of the property described in this paragraph is hereinafter sometimes collectively called the "Improvements".

TOGETHER with any and all warranty claims, maintenance contracts and other contract rights, instruments, documents, chattel papers and general intangibles with respect to or arising from the Premises, the Improvements and the balance of the Mortgaged Property (as defined in the Mortgage), and all cash and non-cash proceeds and products thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including without limitation the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Mortgaged Property.